                                                                   EXHIBIT 10.15


                                  BILL OF SALE



     FOR GOOD CONSIDERATION, and in payment of the sum of $ 10.00 and other good and valuable considerations, the undersigned (Seller), hereby sells and transfers to BASIC TECHNOLOGIES, INC., (Buyer), OR ASSIGNS, the following chattels and personal property: (Describe property)

     SEE LIST OF EQUIPMENT ON EXHIBIT "A"
     ATTACHED (SIX PAGES).



     The Seller warrants it has good title to said property, full authority to sell and transfer same, and that said property is sold free of all liens, claims and encumbrances. Seller warrants it will defend and indemnify Buyer from any adverse claims.


Dated:  2/7/99

                                              /s/ ERIC SIMPSON
                                           -------------------------------------
                                           ERIC FRANKLIN SIMPSON, AS THE AUTH
In the presence of:                        OFFICER OF SIMPCO, INC. AND AS EM-
                                           POWERED POWER OF ATTORNEY OF
                                           ALL STOCKHOLDERS OF SIMPCO, INC.,
                                           INDIVIDUALLY; AND IN ANY / OR
  /s/ B WALKER                             ALL CAPACITIES IN ANY WAY OR
----------------------------               MANNER RELATING TO SIMPCO, INC.,
BRYAN LEE WALKER                           OR THE INDIVIDUALS INVOLVED.

IN TRUCK - BUT DID NOT SIGN

----------------------------
EDDIE GOBER
                         BW
                       2/7/99

                                                                           P. 02


               ATTACHMENT TO BASIC / SIMPCO ACQUISITION AGREEMENT

                                 EQUIPMENT LIST


Sub base 4 x 16 x 1                                                     2,500.00
4 1/2 5 1/2 7" packer (2 each)                                          5,000.00
1 lot pipe wrenches 2-24" 2-36" 1-18" 1-48" 1-60"                         850.00
1 lot misc. hand tools                                                    500.00
1 weight bar                                                              250.00
1 hydraulic sub saver                                                   1,200.00
4 1/2 - 5 1/2 - 8 5/8 cementing hoods                                   7,500.00
1 set 20 bbl disposal tanks                                               750.00
Misc. drill bits                                                        2,500.00
Misc. drilling subs & change overs                                      5,000.00
3 float shoes                                                           3,000.00
600' 2 7/8 drill pipe smooth joints                                     6,000.00
1500' 3 1/2 drill pipe                                                  7,500.00
6 - 4 1/2 drill collars                                                 6,000.00
4 - 3 1/2 drill collars                                                 4,000.00
1 - stripping head  4 1/2                                               2,500.00
1 lot pipe wrenches 2 - 24" 1-36" 1-18" 1-48" 1-60"                       750.00
1 lot shop hand tools                                                   2,500.00
1 metal bench with vice                                                   750.00
1 hydraulic press                                                       1,500.00
1 welding bench                                                           750.00
1 4 1/2" over shot                                                      1,500.00
1 lot chains & boomers                                                    750.00

                                                                           P. 03


               ATTACHMENT TO BASIC / SIMPCO ACQUISITION AGREEMENT

                                 EQUIPMENT LIST

Skid for pump with 500 gl. diesel tank                                   1,500.00
Skid mounted dog house                                                   1,500.00
Metal drilling pits                                                      4,500.00
Skid mounted spool - N.C.                                                1,500.00
Skid mounted pump 5 x 10 Gaso - 3-71 diesel                             14,500.00
2 5 x 10 Gaso pumps                                                     12,000.00
1 extra 5 x 10 Gaso fluid end                                            3,000.00
4 x 6 Gaso pump - electric motor skit mounted                            6,500.00
4 x 6 Oilwell pump                                                       2,500.00
J. D. 35 KW Generator & Lincoln Welder                                  12,500.00
260 Amp Shop welder electric                                             2,500.00
200 gal. Skid mounted diesel tank                                          750.00
500 gal. Diesel overhead storage tank                                      750.00
Electric chop saw                                                          250.00
3 sets cutting torches                                                   1,000.00
Skid mounted 3 x 4 centrifugal pump - 3-71 Detroit power                 6,000.00
1 extra 13 speed......truck                                              1,500.00
Extra 290 Cummins Big......truck                                         5,000.00
Extra 8V71 Comp. for parts or rebuild                                    1,500.00
6V71 parts only                                                            500.00
1 pipe tester & pipe straightener (motor & pump)                        18,500.00
1 - 150 bbl. Skid mounted water tank                                     1,500.00
8 x 8 x 32' mixing & water storage pit                                   3,500.00
Cement bond tool (wire line)                                             6,500.00

                                                                           P. 04


               ATTACHMENT TO BASIC / SIMPCO ACQUISITION AGREEMENT

                                 EQUIPMENT LIST

54 - 93 Foster Tongs 2 3/8 - 7"                                                 18,500.00
                                                                             ------------
8 5/8 Casing Tongs                                                              17,500.00
Pec -O Matic Tongs 2 3/8 - 5 1/2                                                12,500.00
Small set of Foster Tongs                                                        7,500.00
2 sets of Air Guiberson deep well slips                                          9,000.00
                                                                             ------------
1 set BJ Air deep well slips                                                     3,500.00
1 set OTCO 4 1/2 slips                                                           2,500.00
3 sets rod elevator                                                              4,500.00
3 sets rod wrenches                                                              2,150.00
1 set T 110 slips 4 1/2 & 5 1/2 inserts                                          6,500.00
Drag rings & inserts (2 3/8, 2 7/8, 3 1/2, 4 1/2, 5 1/2, 7) for FosterTongs     12,500.00
1 set Pennant 260 pad weight ind.                                                4,500.00
1 set Pennant 140 pad weight ind.                                                3,500.00
Line scale 260,000                                                               2,500.00
Line scale 400,000                                                               4,500.00
2 Bridge plug setting tools (wire line)                                          8,000.00
3 - May collar locators (wire line)                                              4,500.00
1 - 3 1/2" magnet (wire line)                                                    1,200.00
Misc. sub & connections (wire line)                                              8,000.00
2 set Foster back-up for tongs                                                   4,000.00
1 set manual make-up & breakout tongs                                            7,500.00
2 hyd. B. O. P.                                                                  7,000.00
Bowen S-45 power swivel                                                         18,000.00
1 set B.J. Rig back-up                                                           1,500.00
2 3/8 - 2 2 7/8- 2 4 1/2 - 2 5 1/2 - 2 7" 2 elevators                           10,000.00
8 5/8 - 9 5/8 - 10 3/4 elevator 1 each                                           5,000.00
7" - 8 5/8 - 9 5/8 - 10 3/4 slips & bowls                                        7,500.00

                                                                           P. 05


               ATTACHMENT TO BASIC / SIMPCO ACQUISITION AGREEMENT

                                 EQUIPMENT LIST


Pump & Cement mixing trailer (2 pumps)                 57,500.00
                                                    ------------
30 Ton Loadcraft Trailer drop deck                     14,500.00
Cement bulk trailer 800 sack double tear               15,500.00
Cement bulk storage Trailer 1200 + sack                16,500.00
Dozer trailer single tandem                             6,500.00
Trailer 35" float                                       5,500.00
Blue pipe trailer single tandem                         5,500.00
40 bbl. Water trailer single dual                       4,500.00
200 bbl. Water storage trailer                          8,500.00
180 bbl. Water Trailer                                 16,500.00
2 axle drill pipe trailer 800" pipe 5 collars          19,500.00
Single axle metal dog house trailer                     5,500.00
Blue pit tr. 3 axle (cement mixing)                     5,500.00
Portable pump trailer 10 x 5 Wheatly pump               7,500.00
Eqp. Trailer (low boy) Tandem duals                    16,500.00
30" dual Tandem tr. Vac/hyd brakes rolling tail         6,500.00
B.J. hyd. Power unit trailer mounted                    7,500.00
Steel flat bed tr. 2 axle                               1,500.00
Slick line wire trailer (shooting rig)                  3,500.00
Set of casing jack - with hyd. power unit              25,000.00
35" sq. kelly & swivel                                  2,500.00
32" brown pipe tr. tandem                               4,500.00

                                                                           P. 06


               ATTACHMENT TO BASIC / SIMPCO ACQUISITION AGREEMENT

                                 EQUIPMENT LIST


Rig double triple 658 draw works                          145,000.00
                                                        ------------
Rig super 38 Wilson 66" derrick                            75,000.00
Rig Sanderson (Drill & workover comb.)                     55,000.00
1975 Fort 4 T water truck & pump                           16,000.00
                                                        ------------
Mack Truck (350 Cummins)                                   16,500.00
White Truck (290 Cummins)                                  14,500.00
1972 Ford 3 1/2 T (150 sack cement hopper & blower)        18,500.00
                                                        ------------
Int. Truck 4 T (200 sack cement hopper & blower)           14,000.00
1980 Int. Truck with 6V92                                   7,500.00
White Chev. winch truck (diesel)                           12,000.00
Green Chev. winch truck                                     8,500.00
Mack 50 bbl. water  truck                                  16,000.00
D5 Cat dozer                                               35,000.00
450 Case Dozer                                             27,500.00
                                                        ------------
1986 Ford 3/4 T P.U. diesel supercab                        5,500.00
1993 Ford 3/4 T P.U. 7.3 turbo diesel supercab             17,500.00
1989 Ford 3/4 T P.U. gas supercab                           8,500.00
                                                        ------------
1975 Chev. Wireline Truck                                  22,500.00
                                                        ------------
Int. Kill Truck 40bbl tank triplex pump bowie pump         45,000.00
Int. pipe testing truck (2 pumps)                           7,500.00
Champ fork lift                                            18,500.00